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                                    DVI, INC.

                             1996 STOCK OPTION PLAN

         DVI, Inc., a Delaware corporation, wishes to attract key employees, consultants and directors to the Company and its Subsidiaries, to induce key employees, consultants and directors to remain with the Company and its Subsidiaries, and to encourage them to increase their efforts to make the Company's business more successful whether directly or through its Subsidiaries. In furtherance thereof, the DVI, Inc. 1996 Stock Option Plan is designed to provide equity-based incentives to key employees, consultants and directors of the Company and its Subsidiaries.

         1.       Definitions.

         Whenever used herein, the following terms shall have the meanings set forth below:

         "Administrator" means the Board, or, if the Board so determines, the Committee.

         "Award Agreement" means a written agreement in a form approved by the Administrator to be entered into by the Company and the Optionee of an Option, as provided in Section 4.

         "Board" means the Board of Directors of the Company.

         "Cause" means, unless otherwise provided in the applicable Award Agreement, with respect to the termination of an employee's employment or a consultant's or director's service, termination by reason of commission of a felony, fraud, willful misconduct, or habitual neglect of the Optionee's duties, which has resulted, or is likely to result, in substantial and material damage to the Company or a parent or a Subsidiary, all as the Administrator, in its sole discretion, may determine.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Committee appointed by the Board under Section 3, if any.

         "Common Stock" means the Company's Common Stock, par value $.005, either currently existing or authorized hereafter.

         "Company" means DVI, Inc., a Delaware corporation.

         "Constituent Corporation" means a corporation which has been merged into or consolidated with the Company or one or more Subsidiaries, or whose assets or stock has been acquired by or liquidated into the Company, or by or into any one or more Subsidiaries, or any parent or any subsidiary of any such corporation.



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         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Administrator; (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Administrator; or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Administrator in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Administrator may make discretionary determinations where the Shares have not been traded for 10 trading days.

         "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

         "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

         "Option" means the right to purchase, at a price and for the term fixed by the Administrator in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Administrator.

         "Optionee" means an employee, consultant or director of the Company to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

         "Option Price" means the exercise price per Share.

         "Plan" means this DVI, Inc. 1996 Stock Option Plan, as set forth herein and as the same may from time to time be amended.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of Common Stock of the Company.

         "Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Administrator, also be applicable to any Company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.



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         "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

         2.       Effective Date and Termination of Plan.

         The effective date of the Plan is August 29, 1996. The Plan shall terminate on, and no Option shall be granted hereunder on or after, August 29, 2006.

         3.       Administration of Plan.

         The Plan shall be administered by the Administrator. If the Administrator is the Committee, then the Committee shall consist of at least two individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to
Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162(m) of the Code. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.

         4.       Eligibility and Grant of Options; Administrator Authority.

         Subject to the provisions of the Plan, the Administrator shall, in its discretion as reflected by the terms of the Award Agreements: (i) authorize the granting of Options to key employees, consultants and directors of the Company and its Subsidiaries; (ii) determine and designate from time to time those key employees, consultants and directors of the Company and its Subsidiaries to whom Options are to be granted and the number of Shares to be optioned to each employee, consultant or director; (iii) determine whether to grant Incentive Stock Options, or Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); (iv) determine the number of Shares subject to each Option; (v) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (vi) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate. In determining the eligibility of an employee, consultant or director to receive an Option, as well as in determining the number of Shares to be optioned to any employee, consultant or director, the Administrator may consider the position and responsibilities of such employee, consultant or director, the nature and value to the Company of the employee's, consultant's or director's services and accomplishments whether directly or through its Subsidiaries, the employee's, consultant's or director's present and potential contribution to the success of the Company whether directly or through its Subsidiaries and


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such other factors as the Administrator may deem relevant. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Administrator. The Optionee shall take whatever additional actions and execute whatever additional documents the Administrator may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of the Plan and the Award Agreement. The Administrator shall cause each Option to be designated as an Incentive Stock Option or a Non-Qualified Stock Option.

         5.       Number of Shares Subject to Options.

         Subject to adjustments pursuant to Section 17, Options with respect to an aggregate of no more than 1,500,000 Shares may be granted under the Plan. In no event may any Optionee receive Options for more than 1,000,000 Shares of Common Stock over the life of the Plan. Notwithstanding the foregoing provisions of this Section 5, Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares or any Shares purchased in the open market or otherwise. The certificates for Shares issued hereunder may include any legend which the Administrator deems appropriate to reflect any repurchase rights of the Company, restrictions on transfer hereunder or under the Award Agreement, or as the Administrator may otherwise deem appropriate.

         The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

         6.       Option Price.

         The Option Price shall not be less than 100% (or 110%, in the case of an Incentive Stock Option granted to an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Fair Market Value of a Share on the day the Option is granted.

         7.       Period of Option and Vesting.

         (a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at


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such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

         (b) Each Option, to the extent that there has been no termination of the Optionee's employment (or, in the case of consultants and directors, other service) and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Administrator at the time of grant; provided that no Option shall be exercisable at the rate of less than 20% per year over a five-year period. Unless otherwise provided in the Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee's employment (or other service, if applicable) with the Company and its Subsidiaries has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 7(b), Options exercisable pursuant to the schedule set forth by the Administrator at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Administrator. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

         8.       Exercisability Upon and After Termination of Optionee.

         (a) Unless otherwise provided in the Award Agreement, if the Optionee's employment (or other service, as applicable) with the Company and its Subsidiaries is terminated within twelve months after the date of grant, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

         (b) Unless otherwise provided in the Award Agreement, other than by reason of voluntary separation, Cause, death, retirement or disability, no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; provided that, if the Optionee should die after termination of employment (or other service, if applicable) such termination being for a reason other than disability or retirement, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of termination of employment (or other service, if applicable) of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 7.

         (c) Unless otherwise provided in the Award Agreement, if the Optionee's employment (or other service) with the Company and its Subsidiaries terminates due to the death or disability of the Optionee, no exercise of an Option may occur after the expiration of the one-year period to follow such termination or, if earlier, the expiration of the term of the Option in accordance with Section 7.



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         (d) Unless otherwise provided in the Award Agreement, if the Optionee's employment (or other service, as applicable) with the Company and its Subsidiaries terminates due to the retirement of the Optionee, no exercise of an Option may occur after the expiration of the three-month period to follow such termination or, if earlier, the expiration of the term of the Option in accordance with Section 7.

         (e) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if (i) the Optionee's employment (or other service, as applicable) is terminated by the Company and its Subsidiaries for Cause or (ii) the Optionee voluntarily terminates employment (or other service, as applicable) with the Company and its Subsidiaries (other than on account of death, retirement or disability) the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

         (f) If the Optionee commences or continues service as a consultant or director of the Company upon termination of employment, such continued service shall, if the Administrator in its discretion so consents, be treated as continued employment hereunder.

         (g) Except as may otherwise be expressly set forth in this Section 8, and except as may otherwise be expressly provided under the Award Agreement, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment (or other service, as applicable).

         (h) Notwithstanding any other provision hereof, whether a termination of employment (or other service, if applicable) is considered to be a retirement or disability and whether an authorized leave of absence on military or government service shall constitute a termination of employment (or other service, if applicable) for the purposes of the Plan shall be determined by the Administrator, which determination, unless overruled by the Board, shall be final and conclusive. An Optionee's employment (or other service, as applicable) with a Constituent Corporation shall be deemed to be employment (or other service, as applicable) with the Company. An Optionee's employment (or other service, as applicable) by the Company shall be deemed to continue during such periods as he or she is employed (or otherwise serves) by the a corporation which is a Subsidiary both (i) at the time the Optionee's Option is granted and
(ii) throughout the period of the Optionee's employment (or other service, as applicable) by such Subsidiary. If the Optionee shall be transferred from the Company to a Subsidiary or from a Subsidiary to the Company or from a Subsidiary to another Subsidiary, his or her employment (or other service, as applicable) shall not be deemed to be terminated by reason of such transfer. An Option shall terminate immediately if while the Optionee is employed (or otherwise services) by a Subsidiary, such Subsidiary shall cease to be a Subsidiary and the Optionee is not thereupon transferred to and employed by the Company or another Subsidiary.




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         9.       Exercise of Options.

         (a) Subject to vesting and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Administrator) to the Company specifying the number of Shares to be purchased.

         (b) Without limiting the scope of the Administrator's discretion hereunder, the Administrator may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

         (c) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

         10.      Payment.

         (a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Except to the extent otherwise provided by the Administrator, payment must be made by check or bank draft.

         (b) Except in the case of Options exercised by check or bank draft, the Administrator may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional Shares resulting from an Optionee's election that are accepted by the Company shall in the discretion of the Administrator be paid in cash.

         11.      Tax Withholding.

         The Administrator may, in its discretion, require the Optionee to pay to the Company at the time of exercise of any Option the amount that the Administrator deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon exercise of the Option, the Optionee may, if approved by the Administrator in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or


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to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Administrator permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Administrator may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan to the contrary, the Optionee's satisfaction of any tax-withholding requirements imposed by the Administrator shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.

         12.      Exercise by Successors and Payment in Full.

         An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Administrator) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Administrator, if and as applicable.

         13.      Nontransferability of Option.

         Each Option granted under the Plan shall by its terms be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Administrator may (but need not) permit other transfers, where the Administrator concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (iii) is otherwise appropriate and desirable.

         14.      Right of Repurchase.

         At the time of grant, the Administrator may provide in connection with any grant made under the Plan that Shares received in connection with Options shall be subject to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at no less than the greater of the Option Price paid by the Optionee for such Shares or the Fair Market Value of such Shares on the date of such repurchase.

         15.      Regulations and Approvals.

         (a) The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations,


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including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

         (b) The Administrator may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

         (c) Each Option is subject to the requirement that, if at any time the Administrator determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Administrator.

         (d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Administrator may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

         16.      Interpretation and Amendments; Other Rules.

         The Administrator may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Administrator may (i) determine (A) the conditions under which an Optionee will be considered to have retired or become disabled and (B) whether any Optionee has done so; (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Company or a third party may make bona-fide loans on arm's-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a loan program under which the Company or a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof and a sale program under which funds to pay for Option stock are delivered by a third party upon the third party's receipt from the Company of stock certificates); (iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (iv) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and


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binding on all persons and otherwise accorded the maximum deference permitted by law; and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Administrator may in the Award Agreement provide that the Optionee shall notify the Company of the failure to meet any holding period requirement under the Code applicable to Shares received upon the exercise of an Incentive Stock Option. Unless otherwise expressly provided hereunder, the Administrator, with respect to any Option, may exercise its discretion hereunder at the time of the award or thereafter. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Administrator shall be final and binding upon all persons. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained. Without limiting the generality of the foregoing, the Administrator may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the Plan, to take into account the provisions of
Section 162(m) of the Code.

         17.      Changes in Capital Structure.

         If (i) the Company or its Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or its Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or its Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Administrator necessitates action by way of adjusting the terms of the outstanding Options, then the Administrator shall forthwith take any such action as in its judgment shall be necessary to preserve to the Optionees rights substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under Section 5 (if Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares subject to Options, (y) the Option Price, and (z) the number and kind of shares available under Section 5; provided that no such action taken by the Administrator shall cause Options intended to qualify as Incentive Stock Options to fail to qualify as Incentive Stock Options. To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to outstanding Options, the number of Shares (or units) available under Section 5 above shall be increased or decreased, as the case may be, proportionately, as may be provided by Administrator in its


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discretion.

         If the Company sells all, or substantially all, of its assets, or the Company merges or consolidates with another corporation and the stockholders of the Company immediately prior to such transaction do not own, immediately after such transaction, stock of the purchasing or surviving corporation in such transaction (or of the parent corporation of the purchasing or surviving corporation) possessing more than 50% of the voting power of the outstanding stock of that corporation, which ownership shall be measured without regard to any stock of the purchasing, surviving or parent corporation owned by the stockholders of the Company before the transaction, then any outstanding Options shall become fully vested and exercisable thirty (30) days prior to such merger, consolidation or sale of assets (but shall terminate thereafter), unless provisions are made in connection with such transaction for the continuance of the Plan or the assumption or the substitution for outstanding Options of new options covering the stock of the successor employer corporation, or a parent or subsidiary thereof, with such equitable and appropriate adjustments as to price, number and kind of shares as is just and reasonable under the circumstances. Upon the dissolution or liquidation of the Company, all outstanding Options shall terminate; provided, however, that the persons then entitled to exercise an unexercised portion of an Option shall have the right, at such time immediately prior to such dissolution or liquidation as the Company shall designate, to exercise the Option to the full extent not theretofore exercised.

         Anything in the Plan to the contrary notwithstanding, the Board may, without further approval of the stockholders of the Company, substitute new options for prior options of a Constituent Corporation or assume the prior options of a Constituent Corporation.

         The judgment of the Administrator with respect to any matter referred to in this Section 17 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

         18.      Notices.

         All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 18.

         19.      Rights as Stockholder.

         Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a stockholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.



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         20.      Rights to Employment.

         Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ (or other service, as applicable) of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries to terminate the individual's employment (or other service, as applicable) at any time.

         21.      Exculpation and Indemnification.

         To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Administrator from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

         22.      Captions.

         The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

         23.      Governing Law.

         THE PLAN SHALL BE GOVERNED BY THE LAWS OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.




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